(Multicurrency-Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of March 28, 2008

SLC STUDENT LOAN TRUST 2008-1, a Delaware statutory trust	and	CREDIT SUISSE INTERNATIONAL,

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:—

1.

INTERPRETATION

(a)

Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)

Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)

Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.

OBLIGATIONS

(a)

General Conditions.

(i)

Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)

Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)

Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b)

Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)

Netting. If on any date amounts would otherwise be payable:—

(i)

in the same currency; and

(ii)

in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)

Deduction or Withholding for Tax.

(i)

Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1)

promptly notify the other party (“Y”) of such requirement;

(2)

pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)

promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)

if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount which Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

(A)

the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)

the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)

Liability. If:—

(1)

X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)

X does not so deduct or withhold; and

(3)

a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)

Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.

REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a)

Basic Representations.

(i)

Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)

Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)

No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)

Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)

Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)

Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)

Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)

Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)

Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)

Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.

AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is ‘a party:—

(a)

Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i)

any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)

any other documents specified in the Schedule or any Confirmation; and

(iii)

upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)

Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)

Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)

Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)

Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.

EVENTS OF DEFAULT AND TERMINATION EVENTS

(a)

Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default’) with respect to such party:—

(i)

Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)

Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)

Credit Support Default.

(1)

Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)

the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3)

the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)

Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)

Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (I) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or to act on its behalf);

(vi)

Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii)

Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:—

(1)

is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets; (7) has a secured party take possession of all or substantially all of its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)

Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:—

(1)

the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2)

the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)

Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below—

(i)

Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

(1)

to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2)

to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii)

Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)

Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i) (4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all of its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)

Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the credit worthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v)

Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)

Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.

EARLY TERMINATION

(a)

Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)

Right to Terminate Following Termination Event.

(i)

Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii)

Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)

Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)

Right to Terminate. If—

(1)

a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)

an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)

Effect of Designation.

(i)

If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing,

(ii)

Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but  without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)

Calculations.

(i)

Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii)

Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)

Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)

Events of Default. If the Early Termination Date results from an Event of Default:—

(1)

First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)

First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3)

Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4)

Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii)

Termination Events. If the Early Termination Date results from a Termination Event:—

(1)

One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)

Two Affected Parties. If there are two Affected Parties:—

(A)

if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amount, owing to Y; and

(B)

if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii)

Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv)

Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.

TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:

(a)

a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all of its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)

a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.

CONTRACTUAL CURRENCY

(a)

Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)

Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)

Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)

Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.

MISCELLANEOUS

(a)

Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)

Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)

Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)

Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)

Counterparts and Confirmations.

(i)

This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii)

The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)

No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)

Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.

OFFICES; MULTIBRANCH PARTIES

(a)

If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)

Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)

If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.

EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.

NOTICES

(a)

Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i)

if in writing and delivered in person or by courier, on the date it is delivered;

(ii)

if sent by telex, on the date the recipient’s answerback is received;

(iii)

if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv)

if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)

if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)

Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.

GOVERNING LAW AND JURISDICTION

(a)

Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)

Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i)

submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii)

waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)

Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)

Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.

DEFINITIONS

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a)

in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)

in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)

in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)

in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6 (e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off’ means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of:—

(a)

the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)

such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meaning specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant Confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CREDIT SUISSE INTERNATIONAL

SLC STUDENT LOAN TRUST 2008-1

By:

Wilmington Trust Company, not in its individual capacity but in its capacity as Owner Trustee under that certain Amended and Restated Trust Agreement, dated as of March 28, 2008, between SLC Student Loan Receivables I, Inc. and the Owner Trustee

By:

/s/ Vittorio Scialoja

Name:

Vittorio Scialoja

Title: Authorized Signatory

By: /s/ Erik E. Overcash

Date: 3/26/2008

Name:

Erik E. Overcash

Title: Financial Services Officer

Date: 3/28/2008

By: /s/ Erica L. Hryniuk

Name:

Erica L. Hryniuk

Title: Authorized Signatory

Date: 3/28/2008

EXECUTION COPY

SCHEDULE

to the

ISDA Master Agreement

dated as of March 28, 2008

between

CREDIT SUISSE INTERNATIONAL (the “Counterparty”)	and	SLC STUDENT LOAN TRUST 2008-1 (the “Trust”)

Part 1.   Termination Provisions

(a)

“Specified Entity” means in relation to the Counterparty for the purpose of:--

Section 5(a)(v):

Not Applicable

Section 5(a)(vi):

Not Applicable

Section 5(a)(vii):

Not Applicable

Section 5(b)(iv):

Not Applicable

and in relation to the Trust for the purpose of:--

Section 5(a)(v):

Not Applicable

Section 5(a)(vi):

Not Applicable

Section 5(a)(vii):

Not Applicable

Section 5(b)(iv):

Not Applicable

(b)

“Specified Transaction”  will not apply to the Counterparty or the Trust.

(c)

“Certain Events of Default”.  The following Events of Default will apply to the parties as specified below, and the definition of “Event of Default” in Section 14 is deemed to be modified accordingly:

 (i)   The only “Events of Defaults” specified in Section 5(a) of this Agreement that apply to the Counterparty are the following:

Section 5(a)(i) – “Failure to Pay or Deliver”; provided, however, that the reference to “third Local Business Day” shall be replaced with “second Local Business Day.”

Section 5(a)(ii) – “Breach of Agreement”;

Section 5(a)(iii) – “Credit Support Default”;

Section 5(a)(iv) – “Misrepresentation”;

Section 5(a)(v) – “Default under Specified Transaction”;

Section 5(a)(vi) --  “Cross-Default”;  provided, however, that, notwithstanding the foregoing, an Event of  Default shall not occur under either (1) or (2) if (I) the  default, or other similar event or condition referred to in (1) or the  failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II)  funds or the asset to be delivered were available to such party to enable  it to make the relevant payment or delivery when due and (III) such  payment or delivery is made within three (3) Local Business Days following  receipt of written notice from an interested party of such failure to pay.

Section 5(a)(vii) – “Bankruptcy”; and

Section 5(a)(viii) – “Merger Without Assumption”.

With respect to the Counterparty only: --

“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement, except that such term shall not include obligations in respect of deposits received in the ordinary course of the Counterparty’s banking business.

“Threshold Amount” means, in respect of the Counterparty, an amount (or its equivalent in other currencies) equal to 3% of shareholder equity of Counterparty or, if applicable, a guarantor under an Eligible Guarantee with appropriate ratings.

Notwithstanding Sections 5(a)(i) and 5(a)(iii) of this Agreement, any failure by the Counterparty to comply with or perform any obligation to be complied with or performed by the Counterparty under the Credit Support Document shall not be an Event of Default unless (A) (i) no Relevant Entity has credit ratings at least equal to the Moody’s Second Trigger Required Ratings and at least 30 Local Business Days have elapsed since the last time that any Relevant Entity maintained credit ratings at least equal to the Moody’s Second Trigger Required Ratings and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the Counterparty, (B)(i) no Relevant Entity has credit ratings at least equal to the Fitch Second Trigger Required Ratings and at least 30 calendar days have elapsed since the last time that any Relevant Entity maintained credit ratings at least equal to the Fitch Second Trigger Required Ratings and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is give to the Counterparty or (C) no Relevant Entity has credit ratings at least equal to the S&P Second Trigger Required Ratings and at least 10 Local Business Days have elapsed since the last time that any Relevant Entity maintained credit ratings at least equal to the S&P Second Trigger Required Ratings ..

(ii)  The only “Events of Defaults” specified in Section 5(a) of this Agreement that apply to the Trust are the following:

Section 5(a)(i) –  ”Failure to Pay or Deliver”; provided, it shall constitute an Event of Default under Section 5(a)(i) of this Agreement with respect to the Trust only if (a) the Trust has sufficient Available Funds in the Collection Account, the Capitalized Interest Account or the Reserve Account, as applicable, to make the scheduled payment in accordance with Section 2.8 of the Administration Agreement and (b) it fails to make any such payments in violation of the terms of the Indenture and the Administration Agreement;

Section 5(a)(iii) – “Credit Support Default” will not apply to the Trust except that Section 5(a)(iii)(1) will apply in respect of the Trust’s obligations under Paragraph 3(b) of the Credit Support Annex entered into between the Counterparty and the Trust in relation to this Agreement; and

Section 5(a)(vii) – “Bankruptcy”; provided that (A) subclauses (2), (7) and (9) thereof shall not apply to the Trust; (B) clause (4) thereof shall not apply to the Trust with respect to proceedings or petitions instituted or presented by the Counterparty or any Affiliate of the Counterparty in breach of the Counterparty’s agreements in Part 5(d) of this Agreement; (C) clause (6) shall not apply to the Trust to the extent that it refers to (i) any appointment that is effected by or contemplated in connection with the Indenture or the Trust Agreement or (ii) any appointment to which the Trust has not become subject; and (D) clause (8) shall not apply to the Trust to the extent that clause (8) relates to clauses of Section 5(a)(vii) that are not applicable to the Trust.

(d)

Termination Events.

(i)  The only Termination Events specified in Section 5(b) of this Agreement that apply to the Counterparty are the following:

Section 5(b)(i) – “Illegality”;

Section 5(b)(ii) – “Tax Event”; provided that Section 5(b)(ii) shall be amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)”;

Section 5(b)(iii) -- “Tax Event upon Merger”; provided that the Counterparty shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which the Counterparty is the Affected Party; and

Section 5(b)(v) – The Additional Termination Events set forth herein.

(ii)  The only Termination Events specified in Section 5(b) of this Agreement that apply to the Trust are the following:

Section 5(b)(i) – “Illegality”;

Section 5(b)(ii) – “Tax Event”; provided that Section 5(b)(ii) shall be amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)”; and

Section 5(b)(v) – The Additional Termination Events set forth herein.

(e)

The “Automatic Early Termination” provision of Section 6(a) of this Agreement will not apply to the Counterparty and will not apply to the Trust.

(f)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:-

(i)

Market Quotation will apply, provided, however, that in the event of a Counterparty Trigger Event, Part 1(f)(iv) hereof will apply.

(ii)

The Second Method will apply.

(iii)

The Calculation Agent shall calculate an amount that would be payable to or by the Trust under this Agreement in respect of such Early Termination Date (the “Termination Payment”).

(iv)

Notwithstanding anything to the contrary in this Agreement, in the event of a Counterparty Trigger Event, the following provisions shall apply:

(A)

The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to the Trust (expressed as a negative number) or by the Trust (expressed as a positive number) in consideration of an agreement between the Trust and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for the Trust the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included, and (4) made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(B)

The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by the Administrator, on behalf of the Trust) equal to:

(a)

If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by the Trust so as to become legally binding on or before the Early Termination Date, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)

If, on the Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by the Trust so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

(c)

If, on the Early Termination Date,  no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by the Trust so as to become legally binding and no Market Quotation from an Approved Replacement has been made which remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Trust’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(C)

For the purpose of paragraph (4) of the definition of “Market Quotation”, the Administrator, on behalf of the Trust shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(D)

The Administrator, on behalf of the Trust, undertakes to use its reasonable efforts to obtain at least one Market Quotation before the Early Termination Date.  The Trust will be deemed to have discharged its obligations under this paragraph (D) if it requests the Counterparty to obtain Market Quotations, where such request is made in writing within two Local Business Days after the day on which the Early Termination Date is designated.  If the Administrator, on behalf of the Trust, requests the Counterparty in writing to obtain Market Quotations, the Counterparty shall use its reasonable efforts to do so before the Early Termination Date.  Notwithstanding the foregoing, the Counterparty shall not be precluded from obtaining Market Quotations.

(E)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) the Trust shall pay to the Counterparty an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) the Trust shall pay to the Counterparty the Termination Currency Equivalent of the Unpaid Amounts owing to the Counterparty and (3) the Counterparty shall pay to the Trust the Termination Currency Equivalent of the Unpaid Amounts owing to the Trust; provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by the Counterparty under (3) shall not be netted-off against any amount payable by the Trust under item (1) above.

(F)

At any time on or before the Early Termination Date at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, the Trust shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).  The foregoing notwithstanding, in situations where there are two or more Market Quotations from Approved Replacements capable of becoming legally binding upon acceptance, the Trust may accept a Market Quotation from an Approved Replacement which is not the lowest of such Market Quotations if and only if SLC Student Loan Receivables I, Inc. pays to the Trust, on behalf of the Counterparty, or to the Counterparty, on behalf of the Trust, the difference between the lowest of such Market Quotations and the Market Quotations accepted by the Trust.

(v)

To the extent that the Counterparty is required to pay the Termination Payment to the Trust, it will be payable on the Early Termination Date.

(vi)

To the extent that the Trust is required to pay the Termination Payment to the Counterparty, where:

(A)

an Event of Default or Termination Event in respect of which the Trust is the Defaulting Party or Affected Party has occurred, the Trust shall pay such Termination Payment in accordance with Section 5.4(b), priority “THIRD” of the Indenture or Section 2.8(g)(ii) of the Administration Agreement, as applicable; or

(B)

for all other Termination Payments by the Trust to the Counterparty, the Trust shall pay such Termination Payment in accordance with Section 5.4(b), priority “EIGHTH” of the Indenture or Section 2.8(m) of the Administration Agreement, as applicable.

Further, any such amount will be payable on the first Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii); provided that if the date on which the payment would have been payable as determined in accordance with  Section 6(d)(ii) is also a Distribution Date, then the payment will be payable on that date in accordance with Section 6(d)(ii).  For the avoidance of doubt, interest at the Default Rate will accrue and be payable on any such amount from and including the Early Termination Date to but excluding the date such amount is paid.

(g)

“Termination Currency” means United States Dollars.

(h)

Additional Termination Events: The occurrence of the following event shall constitute an Additional Termination Event:

An Additional Termination Event shall occur if , as of any date, any of the following events occurs:

(i)  Moody’s Failure to Post Collateral.  If A(i) each Relevant Entity meets the Moody’s Second Trigger Required Ratings or (ii) 30 or more Local Business Days have not elapsed since the last time that any Relevant Entity maintained credit rating at least equal to the Moody’s Second Trigger Required Ratings, and (B) the Counterparty has failed to comply with or perform any obligation to be complied with or performed by the Counterparty in accordance with the Credit Support Annex and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to the Counterparty and the Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)  S&P Failure to Post Collateral.  If (A)(i) each Relevant Entity meets the S&P Second Trigger Required Ratings or (ii) 10 or more Local Business Days have not elapsed since the last time that any relevant Entity maintained credit rating at least equal to the S&P Second Trigger Required Ratings, and (B) the Counterparty has failed to comply with or perform any obligation to be complied with or performed by the Counterparty in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to the Counterparty and the Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iii) Moody’s Second Rating Trigger Replacement.  If (A) no Relevant Entity has credit ratings at least equal to the Moody’s Second Trigger Required Ratings and 30 or more Local Business Days have elapsed since the last time that any Relevant Entity maintained credit ratings at least equal to the Moody’s Second Trigger Required Ratings and (B) (i) at least one Eligible Replacement (as defined in Part 5 below) has made a Firm Offer (as defined in Part 5(n) below) (which remains capable of becoming legally binding upon acceptance) to provide a replacement transaction, then an Additional Termination Event shall have occurred with respect to the Counterparty and the Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iv) S&P Second Rating Trigger Replacement.  If (A) no Relevant Entity has credit ratings at least equal to the S&P Second Trigger Required Ratings and 60 or more days have elapsed since the last time that any Relevant Entity maintained credit ratings at least equal to the S&P Second Trigger Required Ratings and (B) the Counterparty has failed to either (i) effect a Permitted Transfer or (ii) procure an Eligible Guarantee, then an Additional Termination Event shall have occurred with respect to the Counterparty and the Counterparty shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions entered into hereunder shall be Affected Transactions.

(v) Fitch Second Rating Trigger Requirements.  (A) No Relevant Entity has credit ratings at least equal to the Fitch Second Trigger Required Ratings and 30 or more Local Business Days have elapsed since the last time that any Relevant Entity maintained credit ratings at least equal to the Fitch Second Trigger Required Ratings and (B) (i) at least one Eligible Replacement (as defined in Part 5 below) has made a Firm Offer (as defined in Part 5(o) below) (which remains capable of becoming legally binding upon acceptance) to provide a replacement transaction and/or (ii) at least one entity with the Fitch First Trigger Required Ratings and/or the Fitch Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of the Counterparty’s present and future obligations under this Agreement.

(vi)  Breach of Part 5(h).  If the Trust breaches Part 5(h) hereof, then an Additional Termination Event shall have occurred with respect to the Trust and the Trust shall be the sole Affected Party with respect to such Additional Termination Event.

(i)

Transfer or Restructuring to Avoid Termination Event.  Section 6(b)(ii) of the Agreement shall be amended in its entirety to read as follows: If either an Illegality under Section 5(b)(i)(1), a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), within 20 days after it gives notice under Section 6(b)(i), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to (A)  transfer all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist or (B) replace the Affected Transaction(s) with one or more economically equivalent transactions so that such Termination Event ceases to exist.

If the Affected Party is not able to cause such a transfer or restructuring it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer or cause such a restructuring within 30 days after the notice is given under Section 6(b)(i).

Any transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.  Any restructuring by a party under this Section 6(b)(ii) will be subject to and conditional upon the satisfaction of the Rating Agency Condition and the prior written consent of the other party, which consent shall not unreasonably be withheld.

Part 2.    Tax Representations.

(a)

Payer Representations. For the purpose of Section 3(e) of this Agreement, the Counterparty will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f) of this Agreement, the Trust and the Counterparty make the representations specified below, if any:

(i)   The Counterparty represents that it is an unlimited liability company organized and existing under the laws of England and Wales.

(ii)  The Trust represents that it is a statutory trust organized under the laws of the State of Delaware.

Part 3.    Documents to be delivered

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Counterparty	An executed United States Internal Revenue Service Form W-8IMY or any successor form thereto.

(i) Promptly upon reasonable demand by the other party, (ii) upon execution of this Agreement, and (iii) promptly upon learning that any such form previously provided by the Counterparty has become obsolete or incorrect.

The Trust.	An executed United States Internal Revenue Service Form W-9 (or successor thereto).

(i) Upon execution of this Agreement, (ii) promptly upon reasonable demand by the other party and (iii) promptly upon learning that any such form previously provided by the Trust has become obsolete or incorrect.

Each party agrees to complete (accurately and in a manner reasonably satisfactory to the other party), execute, arrange for any required certification of, and deliver to the other party or such government or taxing authority as such other party directs, any form, document, or certificate that may be required or reasonably requested in order to allow such other party to make payment under this Agreement without any deduction or withholding for or on the account of any Tax rate, provided that the delivering party may legally complete the form document or certificate as requested, promptly upon the earlier of (i) reasonable demand, (ii) learning that the form, document or certificate is required, or (iii) learning that the form, document or certificate previously provided has become obsolete or incorrect.

(b)

Other Documents to be delivered are: -

Party Required to Deliver	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Counterparty

A certificate (or an extract of the list of authorized signatories) as to the authority, incumbency and specimen signature of each person authorized to sign this Agreement and any Confirmation hereunder.

		At execution of this Agreement.	Yes.
Trust	Copies of the Indenture, the Trust Agreement, the Notes and the Administration Agreement.	At execution of this Agreement.	Yes.
Trust

A certificate (or an extract of the list of authorized signatories) as to the authority, incumbency and specimen signature of each person authorized to sign this Agreement and any Confirmation hereunder.

		At execution of this Agreement.	Yes.
Counterparty

An opinion of counsel to such party reasonably satisfactory in form and substance to the other party addressed to other party, the underwriters of the Notes and the rating agencies which opinion shall address the due authorization and capacity of the Counterparty or its Credit Support Provider to enter into the Agreement and the Credit Support Annex and the enforceability of the Agreement and the Credit Support Annex.

		At or promptly following the execution of this Agreement.	No.
Trust	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party addressed to other party, the underwriters of the Notes and the rating agencies.	At or promptly following the execution of this Agreement.	No.
Trust

Copies of all financial reports sent to the Class A-4B Noteholders by or on behalf of the Indenture Trustee; provided, however that a failure to deliver these documents shall not constitute an Event of Default hereunder.

		Promptly after delivery thereof.	Yes.
Trust	Any and all information reasonably requested by the Counterparty to verify the calculations made by the Calculation Agent under any Transaction.	As soon as practicable after request by the other party.	No.
Counterparty & the Trust	Letter Agreement among the Counterparty, The Student Loan Corporation and SLC Student Loan Receivables I, Inc. relating to indemnification for securities law claims.	At execution of this Agreement.	No.
Counterparty & Trust	Any Credit Support Document(s) specified in Part 4 of this Schedule.	Upon execution of this Agreement.	Yes.
Trust

Pursuant to Section 8.5(g) of the Administration Agreement, notice of any amendment, modification or supplement to any Basic Document that would materially adversely affect (A) the Counterparty’s ability to enforce or protect its rights or remedies under this Agreement, (B) the ability of the Trust to timely and fully perform its obligations under this Agreement, or (C) any of the terms of the Indenture or the Administration Agreement which relates to payments to or rights of the Counterparty under either such agreement.

		Prior to any amendment, modification or supplement to any Basic Document.	No.

Part 4.   Miscellaneous

(a)

Addresses for Notices:  For the purpose of Section 12(a) of this Agreement: -

(1)

Address for notices or communications to Party A (other than by facsimile):

Address:

One Cabot Square

London E14 4QJ

England

Attention:

(1)

Head of Credit Risk Management;

(2)

Managing Director - Operations Department;

(3)

Managing Director - Legal Department

Telex No.:

264521

Answerback:

CSI G

(For all purposes)

(2)

For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

Facsimile No.:

44 20 7888 2686

Attention:

Managing Director - Legal Department

Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888   2028

Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal

Secretary

Address for notices or communications to the Trust:-

(For all purposes)

Address:

SLC Student Loan Trust 2008-1

c/o Wilmington Trust Company

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Dorri Wolhar

Facsimile No.:   302-636-4140

Telephone No.: 302-636-6194

Electronic Messaging System Details: None

With copies to:

(For all purposes)

Address:

The Student Loan Corporation

750 Washington Boulevard, 9th Floor

Stamford, CT 06901

Attention: Treasurer

Facsimile No.:    203-975-6299

Telephone No.:  203-975-6320

Electronic Messaging System Details: None

(For purposes of notices under Section 5, 6, 7 and 12(b) of this Agreement:

Address:

The Student Loan Corporation

750 Washington Boulevard, 9th Floor

Stamford, CT 06901

Attention: Treasurer

Facsimile No.:  203-975-6299

Telephone No.: 203-975-6292

and

The Student Loan Corporation

750 Washington Boulevard, 9th Floor

Stamford, CT 06901

Attention: CFO

Facsimile No.:   203-975-6299

Telephone No.:  203-975-6112

(b)

Process Agent.

For the purpose of Section 13(c) of this Agreement:--

The Counterparty appoints as its Process Agent: Credit Suisse Securities (USA) LLC

Eleven Madison Avenue,

New York, NY 10010.

Attention:

General Counsel, Legal and Compliance Department

The Trust appoints as its Process Agent:  Not Applicable.

(c)

Offices.  With the respect to the Counterparty, the provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

The Counterparty is not a Multibranch Party.

The Trust is not a Multibranch Party.

(e)

Calculation Agent.  T The Calculation Agent is the Counterparty; provided, however, that if an Event of Default shall have occurred with respect to the Counterparty, the Trust shall have the right to appoint as Calculation Agent a financial institution which would qualify as a Reference Market-maker, reasonably acceptable to the Counterparty, the cost for which shall be borne by the Counterparty.

(f)

Credit Support Document.  Details of any Credit Support Document: -

The Counterparty:--

(i)  The Credit Support Annex between the parties hereto annexed hereto which supplements, forms part of, and be subject to, this Agreement and (ii) any Eligible Guarantee.

The Trust:--

The Credit Support Annex between the parties hereto annexed hereto which supplements, forms part of, and be subject to, this Agreement, solely in respect to the Trust’s obligations under Paragraph 3(b) of the Credit Support Annex .

(g)

Credit Support Provider.

Credit Support Provider means in relation to the Counterparty:   Any Eligible Guarantor under an Eligible Guarantee.

Credit Support Provider means in relation to the Trust:    Not Applicable.

(h)

Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Section 5-1401 and 5-1402 of the New York General Obligation Law) and each party hereby submits to the jurisdiction of the state and federal courts having jurisdiction over the State of New York and the City of New York.

(i)

Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to any Transaction under this Agreement.

(j)

“Affiliate” will have the meaning specified in Section 14 of this Agreement.

Part 5.    Other Provisions.

(a)

Amendments to the Agreement.

(1)

Section 1(c) of this Agreement is amended by the addition of the words “, any credit support annex from time to time entered into between the Counterparty and the Trust with respect to this Agreement” after the words “Master Agreement”.

(2)

Section 2(a)(iii) of this Agreement is hereby amended, with respect to the Counterparty only, to read as follows:

(iii) Each obligation of the Counterparty under Section 2(a)(i) is subject to the condition precedent that no Event of Default or Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated.

(3)

Section 3(c) of this Agreement is hereby amended to read as follows:

“There is not pending or, to its knowledge, threatened against it, or, with respect to any of its Affiliates, there is not to its knowledge pending or threatened, any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.”

(4)

Section 3 of this Agreement is hereby amended by inserting the following as Section 3(g), 3(h) and 3(i) which read in their entirety as follows:

(g) Eligible Contract Participant.   Each party represents to the other party (which representation will be deemed to be repeated by each party  on  each  date  on  which  a Transaction is entered into) that it is an "eligible  contract  participant" as  defined in the U.S. Commodity Exchange Act or 1974, as amended.

(h)   Qualified Financial Contract, Swap Agreement.   In the case of the Counterparty: Without limiting the applicability of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), it intends and acknowledges that this Agreement, including all Transactions hereunder, together with the relevant provisions of the Indenture and the Administration Agreement, shall constitute a "swap agreement" as defined in Section 101 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

In the case of the Trust: Without limiting the applicability of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), it intends and acknowledges that this Agreement, including all Transactions hereunder, shall constitute a "swap agreement" as defined in Section 101 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(i)  Non-Reliance.  Each party represents to the other that (i) it is not relying upon any representations except those expressly set forth in this Agreement or any Confirmation evidencing a Transaction; (ii) it has consulted with its own business, financial, investment, tax, accounting and legal advisors to the extent it has deemed appropriate in connection with its decision to enter into this Agreement and each such Transaction; and (iii) it has independently evaluated the potential financial benefits and risks, the tax and accounting implications and its policies and objectives of this Agreement and each such Transaction, and has independently decided to enter into this Agreement and each such Transaction on the basis of such evaluation. Each party represents to the other that it is not acting as a fiduciary or an advisor for such party in respect of the Transaction and each party is entering into this Agreement as principal and not as agent.  Each party represents to the other party that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other party.  Each party represents to the other party that it is entering into this Agreement and each Transaction as principal and not as agent of any person.

(j)  Additional Representations of the Trust.  The Trust represents to the Counterparty as of the date hereof that:

(i)

With respect to each source of funds to be used by it to enter into such Transactions (each such source being referred to herein as a “Source”), the Source is not the assets of any “plan” (as such term is defined in Section 4975 of the Code) subject to Section 4975 of the Code or any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) subject to Title I of ERISA, or otherwise out of “plan assets” within the meaning of United States Department of Labor regulation Section 2510.3-101.

(ii)

Each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Investment Company Act of 1940 and the Trust is exempt from regulation under such Act.

(iii)

The Notes represent the obligations of the Trust only.  They do not represent an interest in or obligation of the Counterparty.  No recourse may be had by the holders of the Notes against the Counterparty or its assets with respect to the Notes.

(k)  Additional Representations of the Counterparty.  The Counterparty represents to the Trust as of the date hereof that:

(i)

Pari Passu.  Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

(5)

Section 6(b)(ii) of this Agreement is hereby amended by inserting, at the end of the first paragraph, the following:

“, provided that the party seeking to make the transfer to avoid a Termination Event shall deliver to the Trust (in the case of transfers by the Counterparty) and to the Counterparty (in the case of transfers by the Trust) written confirmation from each Rating Agency then rating the Notes that such transfer will not result in the then-current rating on the Notes being withdrawn or downgraded.”

(6)

Section 6(e) shall be amended by the deletion of the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(7)

Section 7 of this Agreement is hereby amended by:

(i)   adding in the third line thereof after the word “party,” the words “which consent will not be unreasonably withheld or delayed,”; and

(ii) adding after Subparagraph (b) thereof the following Subparagraph (c):

(c)

it shall be a condition precedent to the effectiveness of any transfer or assignment of this Agreement and each Transaction hereunder by the Counterparty that each Rating Agency then rating the Notes issue written acknowledgment, that, notwithstanding such transfer or assignment, the then-current rating of the Notes will not be downgraded.

(8)

The definition of Local Business Day in Section 14 of this Agreement shall be amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(9)

The definition of “Reference Market-makers” contained in Section 14 of this Agreement is hereby amended by adding in the fourth line thereof after the word “credit” the words “or to enter into transactions similar in nature to Transactions”.

(10)

Tax Amendments.

(i)

Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, in relation to payments by the Counterparty, any Tax shall be an Indemnifiable Tax and, in relation to payments by the Trust, no Tax shall be an Indemnifiable Tax.  In addition, Section 2(d)(ii) of this Agreement shall not apply to the Trust as Y and the Trust shall not be required to pay any additional amounts referred to therein.

(b)

Permitted Security Interest.  For purposes of Section 7 of this Agreement, the Counterparty hereby consents to the Permitted Security Interest, subject to the provisions of this paragraph below.

“Permitted Security Interest” means the collateral assignment by the Trust of the Swap Collateral to the Indenture Trustee, pursuant to the Indenture.

“Swap Collateral” means all right, title and interest of the Trust in this Agreement, each Transaction hereunder, and all present and future amounts payable by the Counterparty to the Trust under or in connection with this Agreement or any Transaction governed by this Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

Notwithstanding the grant of the Permitted Security Interest, the Trust shall not be released from any of its obligations under this Agreement or any Transaction, and the Counterparty may exercise its rights and remedies under this Agreement without notice to, or the consent of the Indenture Trustee except as otherwise expressly provided in this Agreement or in the Indenture with respect to the Counterparty’s right to bring legal proceedings against the Trust or the Indenture Trustee for purposes of enforcing this Agreement against the Trust.

The Counterparty’s consent to the Permitted Security Interest is expressly limited to the Indenture Trustee for the benefit of the Noteholders under the Indenture, and the Counterparty does not consent to the sale or transfer by the Indenture Trustee of the Swap Collateral to any other person or entity (other than a successor to the Indenture Trustee under the Indenture acting in that capacity), and the manner in which the Indenture Trustee, may realize upon the Swap Collateral shall be to declare an Event of Default, Additional Termination Event or designate an Early Termination Date by notice given to the Counterparty pursuant to the provisions of this Schedule and the Agreement.

The Trust hereby acknowledges that, as a result of the Permitted Security Interest, all rights of the Trust under this Agreement, including any Transaction, have been assigned to the Indenture Trustee pursuant to the Indenture, and notwithstanding any other provision in this Agreement, the Trust may not take any action hereunder to exercise any of such rights without the prior written consent of the Indenture Trustee, including, without limitation, providing any notice under this Agreement, the effect of which would be to cause an Early Termination Date to occur or be deemed to occur.  If the Trust gives any notice to the Counterparty for the purposes of exercising any of the Trust’s rights under this Agreement, the Counterparty shall have the option of treating that notice as void unless that notice is signed by the Indenture Trustee acknowledging its consent to the provisions of that notice.  The foregoing notwithstanding, nothing herein shall be construed as requiring the consent of the Indenture Trustee for the performance by the Trust of any of its obligations hereunder.

Except as expressly provided in this Agreement for any Event of Default, Termination Event, or Additional Termination Event, the Counterparty and the Trust may not enter into any agreement to dispose of any Transaction, whether in the form of a termination, unwind, transfer or otherwise without the prior written consent of the Indenture Trustee.

(c)

Waiver of Set-Off.  Notwithstanding any provision of this Agreement or any other existing or future agreement between the Counterparty and the Trust, each of the Counterparty and the Trust irrevocably waives as to itself any and all rights to counterclaim, set-off, recoupment, whether arising by contract, operation of law or otherwise, provided that nothing herein shall be construed as limiting the provisions contained in Section 2(c) or Part 1(f)(iv)(E) of this Agreement with respect to the netting of the parties respective obligations under this Agreement.  Specifically, the provision for set-off in the last sentence of the preamble to Section 6(e) of this Agreement shall not apply for purposes of any Transaction hereunder.

(d)

No Bankruptcy Petition. The Counterparty agrees, for itself and for each Affiliate of any Relevant Entity, that, prior to the date that is one year and one day after the date upon which the Trust is terminated in accordance with the Trust Agreement, no such entity shall institute against, or join any other person in instituting against, the Trust or SLC Student Loan Receivables I, Inc., any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.  The foregoing shall not limit the rights of the Counterparty or any Affiliate of any relevant Entity to file any claim in, or otherwise take any action with respect to any such proceeding that was instituted against the Trust or SLC Student Loan Receivables I, Inc. by a person other than the Counterparty.  The provisions of this paragraph (d) shall survive the termination of this Agreement.

 (e)

Limited Recourse to the Trust.  Without prejudice to the Counterparty’s rights under Section 5 of this Agreement, all obligations of the Trust shall be payable by it only on each Trust Floating Rate Payment Date, to the extent (i) it has sufficient Available Funds in the Collection Account  to make the scheduled payment in accordance with Section 2.8(d) or Section 2.8(n) of the Administration Agreement or (ii) it has sufficient funds available (A) in the Reserve Account to make the scheduled payment in accordance with Section 2.9 of the Administration Agreement or (B) in the Capitalized Interest Account to make the scheduled payment in accordance with Section 2.10(a) of the Administration Agreement. To the extent such funds are not available or are insufficient for the payment thereof, it shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Trust has assets sufficient to pay such prior deficiency.  This paragraph shall survive the termination of this Agreement.

(f)

Scope of Obligations of the Owner Trustee.  The parties hereto agree that:

(i)  Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee under the Trust Agreement and in no event shall Wilmington Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust; and

(ii)  Each of the representations, undertakings and agreements contained in this Agreement made on the part of the Trust is made and intended not as an individual representation, undertaking and agreement, but is made and intended for the purposes of binding only the Trust.

(g)

No Recourse.  The Notes represent the obligations of the Trust only.  They do not represent an interest in or obligation of the Counterparty.  No recourse may be had by the holders of the Notes against the Counterparty or its assets with respect to the Notes and/or this Agreement.

(h)

Restrictions on Amendments.  Without the consent of the Counterparty, the Trust shall not enter into any amendment, modification or supplement to the Indenture or any other Basic Document that could reasonably be expected to have a material adverse effect on the interests of the Counterparty.  Any such amendment, modification or supplement without the Counterparty’s prior written consent shall not be binding on the Counterparty.  No amendment, modification, or waiver in respect of this Agreement will be effective unless (A) evidenced by a writing executed by each party hereto, and (B) the Indenture Trustee has acknowledged its consent thereto in writing, to the extent the consent of the Indenture Trustee is required under the terms of the Indenture.   Prior to or simultaneous with the execution of any such amendment, the Trust shall obtain a written acknowledgment, or cause a written acknowledgment to be obtained, from each rating agency then rating the Notes, that their then-current rating of the Notes will not be reduced or withdrawn as a result of the amendment.

(i)

Consent to Recording.  Each party hereby consents to the electronic recording of the telephone conversations of officers, employees or agents of the parties, their Affiliates in connection with this Agreement or any Transaction or potential Transaction.

(j)

Waiver of Trial by Jury.  Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury with respect to any legal proceeding arising out of or relating to this Agreement, any Credit Support Document or any Transaction contemplated hereby or thereby. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and any Transaction and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(k)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(l)

Required Ratings Downgrade Events.

(i)  In the event that no Relevant Entity has credit ratings at least equal to the First Trigger Required Ratings from each of the Rating Agencies (such event, a “First Trigger Downgrade Event”), then the Counterparty shall, and so long as a First Trigger Downgrade Event is in effect, at its own expense, either (A) post collateral pursuant to, and subject to the terms of, the Credit Support Annex or (B) use commercially reasonable efforts to procure either (I) a Permitted Transfer or (II) an Eligible Guarantee.

(ii)  In the event that no Relevant Entity has credit ratings at least equal to the Second Trigger Required Ratings from each of the Rating Agencies (such event, a “Required Ratings Downgrade Event”), then the Counterparty shall, and so long as a Required Ratings Downgrade Event is in effect, at its own expense, (A) post such additional collateral as may be required pursuant to, and subject to the terms of, the Credit Support Annex and (B) use commercially reasonable efforts to procure as soon as reasonably practicable either (I) a Permitted Transfer or (II) an Eligible Guarantee.

(m)

USA PATRIOT Act Notice.  The Counterparty hereby notifies the Trust that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it may be required to obtain, verify and record information that identifies the Trust, which information includes the name and address of the Trust and other information that will allow the Counterparty to identify the Trust in accordance with the Act.

(n)

Future Assurances.  The parties hereto agree to promptly negotiate an amendment to this Schedule and the Credit Support Annex to make herein or therein any changes required to meet any future policies of the Rating Agencies concerning counterparties eligible to provide swaps for AAA-rated securities including but not limited to any policies concerning required collateral types, levels and other collateral delivery mechanics.

(o)

Definitions.

(1)

ISDA Definitions. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivative Association, Inc.), without regard to any revision or subsequent edition thereof, shall be incorporated into this Agreement and each Confirmation except as provided for thereof or in the Confirmation.  In the event of any inconsistency between the Definitions and the Agreement or any Confirmation, this Agreement or, as the case may be, such Confirmation shall prevail.

(2)

Downgrade Definitions.

(A)

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (i), (ii), (iii) and (v) of the definition of Permitted Transfer (as determined by the Trust in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

(B)

“Counterparty Trigger Event” means (i) an Event of Default with respect to which the Counterparty is a Defaulting Party, (ii) a Termination Event (other than Illegality or Tax Event) with respect to which the Counterparty is the sole Affected Party or (iii) an Additional Termination Event with respect to which the Counterparty is the sole Affected Party.

(C)  “Eligible Counterparty” means, for purposes of the Credit Support Document, a Relevant Entity that fails to maintain the S&P First Trigger Required Ratings, but maintains the S&P Second Trigger Required Ratings.

(D)

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, including but not limited to payment obligations as well as obligations to post collateral) of the Counterparty or an Eligible Replacement to the Trust under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and is directly enforceable by the Trust, where either (i) a law firm has given a legal opinion confirming that none of the guarantor’s payments to the Trust under such guarantee will be subject to withholding for tax, (ii) such guarantee provides that, in the event that any of such guarantor’s payments to the Trust are subject to withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by the Trust (free and clear of any withholding tax) will equal the full amount the Trust would have received had no such withholding been required or (iii) in the event that any payment under such guarantee is made net of deduction or withholding tax, the Counterparty is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by the Trust from the guarantor will equal the full amount the Trust would have received had no such deduction or withholding been required.  In addition, each guarantee proposed to become an Eligible Guarantee shall satisfy the Rating Agency Condition.

(E)

“Eligible Guarantor” means an entity that (A) has credit ratings from S&P at least equal to the S&P First Required Ratings and (B) has credit ratings from Moody’s at least equal to the Moody’s First Trigger Required Ratings.

(F)

“Eligible Replacement” means an entity that (A) could lawfully perform the obligations owing to the Trust under this Agreement or its replacement (as applicable) and (B) (i) (a) has credit ratings from S&P at least equal to the S&P Second Trigger Required Ratings and (b) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Required Ratings or (ii) provides an Eligible Guarantee from an Eligible Guarantor.

(G)  “Financial Institution” means a bank, broker/dealer, structured investment vehicle, insurance company or derivative product company.

(H)

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

(I)   “Fitch” means Fitch, Inc., or any successor thereto.

(J)

“First Trigger Required Ratings” means, with respect to any entity, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) the Moody’s First Trigger Required Ratings, (ii) the S&P First Trigger Required Ratings and (iii) the Fitch First Trigger Required Ratings.

(K)

“Fitch First Trigger Required Ratings” means, with respect to the Counterparty, the guarantor under an Eligible Guarantee or an Eligible Replacement either (i) the unsecured long-term senior debt obligations of the entity are rated “A” or above by Fitch or (ii) the unsecured and unsubordinated short-term debt obligations of the entity are rated “F1” or above by Fitch.

(L)

“Fitch Second Trigger Required Ratings” means , with respect to the Counterparty, the guarantor under an Eligible Guarantee or an Eligible Replacement either (i) the unsecured long-term senior debt obligations of the entity are rated "BBB+" or above by Fitch or (ii) the unsecured and unsubordinated short-term debt obligations of the entity are rated "F2" or above by Fitch.

(M)

“Ineligible Counterparty” means, for purposes of the Credit Support Document, a Relevant Entity not having the S&P Second Trigger Required Ratings.

(N)

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

(O)

“Moody’s First Trigger Required Ratings” means, with respect to any entity, the guarantor under an Eligible Guarantee or an Eligible Replacement either (i) where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-1” and the entity’s long-term, unsecured and unsubordinated debt rating or counterparty rating is rated “A2” or above by Moody’s or (ii) where the entity is not the subject of a Moody’s Short-term Rating, its long-term, unsecured and unsubordinated debt rating or counterparty rating is rated “A1” or above by Moody’s.

(P)

“Moody’s Second Trigger Required Ratings” means , with respect to any entity, the guarantor under an Eligible Guarantee or an Eligible Replacement either (i) where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-2” and the entity’s long-term, unsecured and unsubordinated debt rating or counterparty rating is rated “A3” or above by Moody’s or (ii) where the entity is not the subject of a Moody’s Short-term Rating, its long-term, unsecured and unsubordinated debt rating or counterparty rating is rated “A3” or above by Moody’s.

(Q)

“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

(R)

“Permitted Transfer” means a transfer by novation by the Counterparty to a transferee (the “Transferee”) of all, but not less than all, of the Counterparty’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (i) the Transferee is an Eligible Replacement that is a recognized dealer in cross-currency swaps, (ii) as of the date of such transfer neither the Trust nor the Transferee would be required to withhold or deduct on account of Tax from any payments under this Agreement, (iii) an Event of Default or Termination Event would not occur as a result of such transfer, (iv) the Trust and the Depositor have consented in writing to the transfer, (v) the transfer would not give rise to a taxable event or any other adverse Tax consequences to the Trust or its interest holders, as determined by the Trust in its sole discretion, (vi) pursuant to a written instrument (the “Transfer Agreement”), the Transferee acquires and assumes all rights and obligations of the Counterparty under the Agreement and the relevant Transaction, (vii) the Trust shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of the Counterparty’s rights and obligations under the Agreement and all relevant Transactions; (viii) the Counterparty will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (ix) each of the Rating Agencies has been given prior written notice of such transfer and the Rating Agency Condition with respect to S&P is satisfied; and (x) such transfer otherwise complies with the terms of the Indenture.

(S)

“Rating Agencies” means, with respect to any date of determination, each of S&P and Moody’s, to the extent that each such rating agency is then providing a rating for any of the Notes.

(T)

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Rating Agencies then rating the Notes and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Notes.

(U)

“Relevant Entities” means the Counterparty and any guarantor under an Eligible Guarantee in respect of all of the Counterparty’s present and future obligations under this Agreement.

(V)

“S&P” means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

(W)

“S&P FI Relevant Entity” means a Relevant Entity that meets the definition of Financial Institution herein.

(X)

“S&P First Trigger Required Ratings” means, with respect to the Counterparty, the guarantor under an Eligible Guarantee or an Eligible Replacement either (a) the unsecured and unsubordinated short-term debt obligations of the entity are rated “A-1” or above by S&P or (b) if the entity does not have such a short-term rating from S&P, the unsecured, long-term, senior  debt obligations are rated “A+” or above by S&P.

(Y)

“S&P Non-FI Relevant Entity” means a Relevant Entity that does not meet the definition of Financial Institution herein.

(Z)

“S&P Second Trigger Required Ratings” means , either (A) with respect to an S&P Non-FI Relevant Entity, either (i) the unsecured, short-term, senior debt obligations of such entity are rated at least “A-1” by S&P or (ii) if such entity does not have such a short-term rating from S&P, the unsecured, long-term, senior debt obligations of such entity are rated at least “A+” by S&P or (B) with respect to an S&P FI Relevant Entity, either (i) the unsecured, short-term, senior debt obligations of the S&P FI Relevant Entity are rated at least “A-2” by S&P or (ii) if the S&P FI Relevant Entity does not have such a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity are rated at least “BBB+” by S&P.

(AA)

“Second Trigger Required Ratings” means, with respect to the Counterparty, the guarantor under an Eligible Guarantee or an Eligible Replacement (i) the Moody’s Second Rating Trigger Requirements, (ii) the S&P Second Rating Trigger Requirements and (iii) the Fitch Second Trigger Required Ratings.

(3)

Additional Definitions.  Unless otherwise defined in this Agreement or in any Confirmation, the terms “Administration Agreement”, “Administrator”, “Available Funds”, “Capitalized Interest Account”, “Collection Account”, “Indenture”, “Notes”, “Principal Balance”, “Reserve Account”, “Trust”, “Trust Agreement” and “Trust Student Loans” shall have the meanings ascribed to such terms in Exhibit A-1 to that certain Indenture, dated as of March 28, 2008, among the Trust, as the Issuer, Citibank, N.A., not in its individual capacity but solely as the Eligible Lender Trustee, U.S. Bank National Association, not in its individual capacity but solely as the Indenture Trustee, and Citibank, N.A., not in its individual capacity but solely as the Indenture Administrator acting as agent for the Indenture Trustee, as the same may be amended, modified, restated or replaced.

CREDIT SUISSE INTERNATIONAL	SLC STUDENT LOAN TRUST 2008-1
By: WILMINGTON TRUST COMPANY,
not in its individual capacity but solely in its capacity as the Owner Trustee under the Trust Agreement
By: /s/ Vittorio Scialoja Name: Vittorio Scialoja Title: Authorized Signatory Date: 3/26/08 By: /s/ Erica L. Hryniuk Name: Erica L. Hryniuk Title: Authorized Signatory Date: 3/28/08	By: /s/ Erik E. Overcash Name: Erik E. Overcash Title: Financial Services Officer Date: 3/28/08

(Bilateral Form)

(ISDA Agreements Subject to New York Law Only)

ISDA®

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

Master Agreement

dated as of March 28, 2008

between

SLC STUDENT LOAN TRUST 2008-1	and	CREDIT SUISSE INTERNATIONAL

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1.

Interpretation

(a)

Definitions and Inconsistency.  Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex.  In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)

Secured Party and Pledgor.  All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2.  Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.  Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3.  Credit Support Obligations

(a)

Delivery Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor’s Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the amount by which:

(i)

the Credit Support Amount

exceeds

(ii)

the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b)

Return Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party’s Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the “Return Amount” applicable to the Secured Party for any Valuation Date will equal the amount by which:

(i)

the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

(ii)

the Credit Support Amount.

“Credit Support Amount” means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party’s Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4.  Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a)

Conditions Precedent.  Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

(i)

no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

(ii)

no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b)

Transfer Timing.  Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c)

Calculations.  All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)

Substitutions.

(i)

Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the “Substitute Credit Support”); and

(ii)

subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the “Substitution Date”); provided, however, that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5.  Dispute Resolution

If a party (a “Disputing Party”) disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(i)

In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A)

utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

(B)

calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent’s original calculations will be used for that Transaction (or Swap Transaction); and

(C)

utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

(ii)

In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6.  Holding and Using Posted Collateral

(a)

Care of Posted Collateral.  Without limiting the Secured Party’s rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)

Eligibility to Hold Posted Collateral; Custodians.

(i)

General.  Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a “Custodian”) to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor’s obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

(ii)

Failure to Satisfy Conditions.  If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

(iii)

Liability.  The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c)

Use of Posted Collateral.  Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

(i)

sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

(ii)

register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)

Distributions and Interest Amount.

(i)

Distributions.  Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

(ii)

Interest Amount.  Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7.  Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

(i)

that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

(ii)

that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

(iii)

that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8.  Certain Rights and Remedies

(a)

Secured Party’s Rights and Remedies.  If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

(i)

all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)

any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

(iii)

the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(iv)

the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b)

Pledgor’s Rights and Remedies.  If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

(i)

the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)

the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

(iii)

the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

(iv)

to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

(A)

Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(B)

to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c)

Deficiencies and Excess Proceeds.  The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d)

Final Returns.  When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9.  Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i)

it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii)

it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2,

(iii)

upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv)

the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10.  Expenses

(a)

General.  Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b)

Posted Credit Support.  The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party’s rights under Paragraph 6(c).

(c)

Liquidation/Application of Posted Credit Support.  All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11.  Miscellaneous

(a)

Default Interest.  A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)

Further Assurances.  Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c)

Further Protection.  The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party’s rights under Paragraph 6(c).

(d)

Good Faith and Commercially Reasonable Manner.  Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e)

Demands and Notices.  All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f)

Specifications of Certain Matters.  Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12.  Definitions

As used in this Annex:

“Cash” means the lawful currency of the United States of America.

“Credit Support Amount” has the meaning specified in Paragraph 3.

“Custodian” has the meaning specified in Paragraphs 6(b)(i) and 13.

“Delivery Amount” has the meaning specified in Paragraph 3(a).

“Disputing Party” has the meaning specified in Paragraph 5.

“Distributions” means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

“Eligible Collateral” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Eligible Credit Support” means Eligible Collateral and Other Eligible Support.

“Exposure” means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided, however, that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Interest Amount” means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

(x) the amount of that Cash on that day; multiplied by

(y) the Interest Rate in effect for that day; divided by

(z) 360.

“Interest Period” means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

“Interest Rate” means the rate specified in Paragraph 13.

“Local Business Day” unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

“Minimum Transfer Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Notification Time” has the meaning specified in Paragraph 13.

“Obligations” means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

“Other Eligible Support” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Other Posted Support” means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

“Pledgor” means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

“Posted Collateral” means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

“Posted Credit Support” means Posted Collateral and Other Posted Support.

“Recalculation Date” means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 3.

“Resolution Time” has the meaning specified in Paragraph 13.

“Return Amount” has the meaning specified in Paragraph 3(b).

“Secured Party” means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

“Specified Condition” means, with respect to a party, any event specified as such for that party in Paragraph 13.

“Substitute Credit Support” has the meaning specified in Paragraph 4(d)(i).

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

“Threshold” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Transfer” means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

(i)

in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

(ii)

in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

(iii)

in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

(iv)

in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation Time” has the meaning specified in Paragraph 13.

“Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i)

Eligible Collateral or Posted Collateral that is:

(A)

Cash, the amount thereof; and

(B)

a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii)

Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii)

Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Elections and Variables

to the 1994 Credit Support Annex

between

CREDIT SUISSE INTERNATIONAL		SLC STUDENT LOAN TRUST 2008-1
(the “Counterparty”)	and	(the “Trust”)

Paragraph 13.   Elections and Variables

(a)

Security Interest for "Obligations".

The term "Obligations" as used in this Annex includes the following additional obligations:   None.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

"Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words “upon demand made by the Transferee on or promptly following a Valuation Date” shall be deleted and replaced with the words “not later than the close of business on the next Local Business Day following each Valuation Date”; provided that the Delivery Amount shall be calculated, with respect to collateral posting require by each Rating Agency by using such Rating Agency’s applicable Valuation Percentages as provided below to determine Value and the Credit Support Amount for such Rating Agency. The Delivery Amount shall be the greatest of such calculated amounts.

(B)

"Return Amount" has the meaning specified in Paragraph 3(b); provided that the Return Amount shall be calculated, with respect to collateral posting require by each Rating Agency by using such Rating Agency’s Valuation Percentages as provided below to determine Value and the Credit Support Amount for such rating Agency. The Return Amount shall be the least of such calculated amounts.

(B)

“Credit Support Amount” has the meaning specified in Paragraph 3, as amended by this Paragraph 13; provided, however, that if a Ratings Collateral Trigger has occurred and is continuing, the term “Credit Support Amount” shall be the greatest of the Moody’s Credit Support Amount or S&P Credit Support Amount, as the case may be.

(ii)

Eligible Collateral.  The following Valuation Percentages shall apply to Eligible Collateral with respect to Party A; provided, however, that all Eligible Collateral shall be denominated in United States Dollars.

Collateral	S&P Valuation Percentage for Eligible Counterparties	S&P Valuation Percentage for Ineligible Counterparties	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
Cash	100%	80%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.0%	78.4%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than two years	98.0%	78.4%	100%	99%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than two years but not more than three years	98.0%	78.4%	100%	98%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than three years but not more than five years	98.0%	78.4%	100%	97%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than five years but not more than seven years	93.7%	75.0%	100%	96%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than seven years but not more than ten years	92.6%	74.1%	100%	94%

Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years but not more than twenty years	91.1%	72.9%	100%	90%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than twenty years	88.6%	70.9%	100%	88%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of not more than one year rated “Aaa” by Moody's and “AAA” by S&P	98.0%	78.4%	100%	99%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than one year but not more than five years rated “Aaa” by Moody's and “AAA” by S&P	98.0%	78.4%	100%	96%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than five year but not more than ten years rated “Aaa” by Moody's and “AAA” by S&P	92.6%	74.1%	100%	93%

Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor’s expense, agree to the Valuation Percentages set forth above with the relevant rating agency (to the extent such rating agency is providing a rating for the Notes), and upon such agreement (as evidenced in writing), such Valuation Percentages shall supersede those set forth in the preceding table; provided, however, that the Valuation Percentage shall be the lowest applicable percentage as determined above for each type of Eligible Collateral.

(iii)

Other Eligible Support.  The following items will qualify as “Other Eligible Support” for the party specified:   Not applicable.

(iv)

Thresholds.

(A)

“Independent Amount” means with respect to the Counterparty and to the Trust:  Zero.

(B)

“Threshold” means with respect to the Counterparty:  Infinity; provided that the Threshold with respect to the Counterparty shall be zero for so long as, (i) with respect to Moody’s, (a) no Relevant Entity has the Moody’s First Trigger Required Ratings and (b) (I) no Relevant Entity has had the Moody’s First Trigger Required Ratings since this Annex was executed or (II) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the Moody’s First Trigger Required Ratings or (ii) with respect to S&P, (a) no Relevant Entity has had the S&P First Trigger Required Ratings since this Annex was executed or (b) at least 10 Local Business Days have elapsed since the last time the Relevant Entity has had the S&P First Trigger Required Ratings.

“Threshold” means with respect to the Trust: Infinity.

(C)

“Minimum Transfer Amount” means, if a Ratings Collateral Trigger has occurred and is continuing, the Minimum Transfer Amount with respect to the Counterparty shall be USD$100,000; provided that if the aggregate principal balance of the Notes rated by S&P ceases to be more than USD$50,000,000, the Minimum Transfer Amount shall be USD$50,000; and provided further that if (1) an Event of Default has occurred and is continuing with respect to the Counterparty or (2) an Additional Termination Event has occurred in respect of which the Counterparty is an Affected Party, the Minimum Transfer Amount with respect to the Counterparty shall be zero.

(D)

Rounding.  The Delivery Amount will be rounded up to the nearest USD$10,000 and the Return Amount will be rounded down to the nearest $1,000.

(iv)

“Exposure” has the meaning specified in Paragraph 12, except that (1) after that word “Agreement” the words “(assuming, for this purpose only, that Part 1(f)(iv) of the Schedule is deleted)” shall be inserted and (2) at the end of the definition of Exposure, the words, “with terms substantially the same as those of this Agreement” shall be inserted.

(d)

Valuation and Timing.

(i)

"Valuation Agent" means for purposes of Paragraphs 3 and 5, the Counterparty; unless an Event of Default, Potential Event of Default or a Termination Event has occurred with respect to the Counterparty in which case, the Trust shall be Valuation Agent.

(ii)

"Valuation Date" means each Local Business Day.

(iii)

"Valuation Time" means the close of business in New York on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

"Notification Time" means 11:00 am, New York time, on a Local Business Day.

(e)

Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that Party being the Affected Party of the Termination Event occurs with respect to that party):   Not Applicable.

(f)

Substitution.

(i)

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(h)

Dispute Resolution.

(i)

"Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii),  on any date the Value of Eligible Collateral will be calculated as follows:

(A) With respect to Eligible Collateral consisting of Cash, 100% of such Eligible Collateral multiplied by the applicable Valuation Percentage; and

(B) with respect to any Eligible Collateral other than Cash, the sum of (I)(a)(x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage; or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (B)) as of such date; multiplied by the applicable Valuation Percentage.

In relation to the foregoing, the Counterparty will, upon receipt of reasonable notice from a Rating Agency, demonstrate to that Rating Agency, the calculation by the Counterparty of the Transferee’s Credit Support Amount and the Value of any Eligible Collateral.

(iii)

Alternative.  The provisions of Paragraph 5 will apply.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodian.

The Trust’s Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1)

Posted Collateral other than Eligible Euro Area Agency Paper or Eligible Euro Area Government Paper may be held only in the following jurisdictions: United States of America; and

(2)

Posted Collateral other than Eligible Euro-Area Agency Paper or Eligible Euro-Area Government Paper shall at all times be held (A) in a segregated trust account at an entity then serving as Indenture Trustee or (B) any entity other than the entity then serving as the Indenture Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least “A-1”.

Initially, the Custodian for the Trust is Citibank, N.A. for the benefit of Wilmington Trust Company, as Owner Trustee for the Trust.

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply.  Notwithstanding the foregoing, the Trust shall be permitted to assign all of its rights to the Posted Collateral to the Indenture Trustee pursuant to the terms of the Indenture as well as to invest any portion of the Posted Collateral consisting of Cash deposited from time to time in the Trust’s Custody Account.

(h)

Distributions and Interest Amount.

(i)

"Interest Rate".  The "Interest Rate" means the actual earnings received on any Posted Collateral consisting of Cash on deposit during the relevant period in the Trust’s Custody Account, expressed as a percentage.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).  Not Applicable.

(j)

Other Eligible Support and Other Posted Support.  "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support each means:  Not Applicable.

(k)

Demands and Notices

All demands, specifications and notices to the Counterparty under this Annex will be to:

Address:

One Cabot Square

London E14 4QJ

England

Telephone:

44 20 7888 3083

Facsimile:

44 20 7883 7987

Attention:

Collateral Management Unit

and all demands, specifications and notices to the Trust under this Annex will be to:

SLC Student Loan Trust 2008-1
c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890-0001

Attention: Dorri Wolhar
Facsimile No.:   302-636-4140
Telephone No.: 302-636-6194

Electronic Messaging System Details: None

With copies to:

The Student Loan Corporation
750 Washington Boulevard, 9th Floor
Stamford, CT 06901

Attention: Treasurer
Facsimile No.:    203-975-6299
Telephone No.:  203-975-6320
Electronic Messaging System Details: None

provided that any demand, specification or notice may be made by telephone ("Telephone Notice") between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business on the same day that such Telephone Notice is given.

(l)

Addresses for Transfers.

The Counterparty:

For Cash: To be notified to the Trust prior to any transfer.

For Eligible Collateral:

Fed Eligible Settlements: To be notified to the Trust prior to any transfer.

DTC Eligible Settlements: To be notified to the Trust prior to any transfer.

The Trust:

To be notified to the Counterparty prior to any transfer.

(m)

Other Provisions.

(i)

Modification to Paragraph 2 – Security Interest:  The following Paragraph 2 is substituted for Paragraph 2 of this Annex:

Paragraph 2.  Security Interest.

The Pledgor hereby pledges to the Eligible Lender Trustee, on behalf of the Secured Party, as security for its Obligations, and grants to the Eligible Lender Trustee, on behalf of the Secured Party, a first priority continuing security interest in, lien on and right of Set-Off against all Posted Collateral Transferred to or received by the Eligible Lender Trustee, on behalf of the Secured Party hereunder.  Upon the Transfer by the Eligible Lender Trustee, on behalf of the Secured Party, to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

(ii)

Modification to Paragraph 6(d)(i) -- Distributions: Paragraph 6(d)(i) of this Annex shall be amended the phrase “or is deemed to receive” is hereby deleted.

(iii)

Modification to Paragraph 7 -- Events of Default:   Paragraph 7 of this Annex shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and Paragraph 7(iii) to "two Local Business Days", "five Local Business Days" and "thirty days" respectively, shall instead be replaced by "one Local Business Day", "three Local Business Days" and "three Local Business Days" respectively; provided, however, that Paragraph 7(i) will apply to the Trust solely in respect of the Trust’s obligations under Paragraph 3(b) of this Annex.

(iv)

Modification to Paragraph 9  - Representations:  The following first clause of Paragraph 9 is substituted for the first clause of Paragraph 9 of this Annex:

Paragraph 9.   Representations.  The Pledgor represents to the Eligible Lender Trustee, on behalf of the Secured Party, (which representations will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:

(v)

Modifications to Paragraph 12 - Amended Definitions:  The following definitions are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:

“Value” means with respect to S&P, clauses (i)(A) and (B) of the definition are substituted to read in their entirety as follows:

“(i)(A) Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the applicable S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii); and

(B) in the case of Cash, the amount thereof multiplied by the applicable S&P Valuation Percentage;”

(vi)

Additions to Paragraph 12 – Additional Definitions:  The following definitions shall be added to Paragraph 12 of this Annex:

"Agency Notes" means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgage-backed, senior debt securities of fixed maturity, rated “Aaa” by Moody's and “AAA” by S&P, issued by any of the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

"Moody’s Credit Support Amount" shall mean, for the purposes of the Moody's Criteria, with respect to the Counterparty on a Valuation Date where the Threshold with respect to the Counterparty is zero as a result of a Moody’s downgrade, the sum of (a) the Counterparty's Exposure as determined by Valuation Agent in good faith plus (b) the applicable Additional Collateral Amount.   For such purposes, “Additional Collateral Amount” means the product of (a) the Notional Amount of the Transaction times (b) the percentage determined below:

(i)

for each Valuation Date on which (A) no Relevant Entity has ratings equal to or exceeding the Moody’s First Ratings Trigger and (B) more than 30 Local Business Days have elapsed since a Relevant Entity had ratings equal to or exceeding the Moody’s First Ratings Trigger, the applicable percentage set forth on Table A attached hereto; and

(ii)

for each Valuation Date on which (A) no Relevant Entity has ratings equal to or exceeding the Moody’s Second Ratings Trigger and (B) 30 or more Local Business Days have elapsed since the last time a Relevant Entity had ratings equal to or exceeding the Moody’s Second Ratings Trigger, the applicable percentage set forth on Table B attached hereto.

“Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

“Rating Agencies” means, as of any date, any of Moody’s, S&P or Fitch, to the extent that each such rating agency is then providing a rating for the Notes.

“Ratings Collateral Trigger” means the Counterparty fails to maintain the First Trigger Required Ratings.

"S&P Credit Support Amount" shall mean, with respect to a Transferor on a Valuation Date, the greater of zero and the Transferee's S&P Modified Exposure.

 “S&P Modified Exposure” means, for any Valuation Date, an amount equal to the greater of (i) the Secured Party's Exposure for that Valuation Date with respect to all Transactions, and (ii) if the Relevant Entity does not have the S&P Second Trigger Required Ratings, an amount equal to the product of 125% times the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions.

"Treasury Securities" means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America, rated “Aaa” by Moody's and “AAA” by S&P,.

(vii)

Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of the Counterparty or the Trust, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising to any or to the full extent of such party's rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.

(viii)

In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with Paragraph 3 of this Annex:

(A)

Eligible Collateral;

(B)

Exposure; and

(C)

Posted Collateral

shall each be expressed in US Dollars.  If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that Valuation Date.

(n)

Agreement as to Single Secured Party and Pledgor.  The Counterparty and the Trust agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term “Secured Party” as used in this Annex shall mean only The Trust, (b) the term “Pledgor” as used in this Annex shall mean only the Counterparty, (c) only the Counterparty makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only the Counterparty will be required to make Transfers of Eligible Credit Support hereunder.

(o)

Covenants of the Pledgor.  So long as the Agreement is in effect, the Counterparty covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Counterparty, except the security interest created hereunder and any security interests or other encumbrances created by the Trust; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Trust.

(p)

Costs of Transfer on Exchange.   Notwithstanding Paragraph 8, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Pledgor to the Secured Party or from the Secured Party to the Pledgor hereunder.

(q)

Cumulative Rights.  The rights, powers and remedies of the Secured Party under this Annex shall be in addition to all rights, powers and remedies given to the Secured Party by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party in the Posted Collateral created pursuant to this Annex.

(r)

Owner Trustee Capacity.   It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by the Owner Trustee not individually or personally, in the exercise of the powers and authority conferred and vested in it under the Amended and Restated Trust Agreement dated as of March 28, 2008 (the “Trust Agreement”), between SLC Student Loan Receivables I, Inc., as depositor (the “Depositor”), and Wilmington Trust Company, in its capacity as owner trustee (the “Owner Trustee”), (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Owner Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Trust Agreement.

(s)

Return of Fungible Securities.  In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d), any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.  “Equivalent Collateral” means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities.

IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

    CREDIT SUISSE INTERNATIONAL

By: /s/ Vittorio Scialoja

Name: Vittorio Scialoja

Title: Authorized Signatory

Date: 3/26/08

By: /s/ Erica L. Hryniuk

Name: Erica L. Hryniuk

Title: Authorized Signatory

Date: 3/28/08

SLC STUDENT LOAN TRUST 2008-1

By:

WILMINGTON TRUST COMPANY

not in its individual capacity but solely in

its capacity as the Owner Trustee under the

Trust Agreement

By: /s/ Erik E. Overcash

Name: Erik E. Overcash

Title: Financial Services Officer

Date:  3/28/08

Table A

Moody’s First Trigger Factor
Remaining Weighted Average Life of Hedge in Years	Additional Collateral Amount Percentage (Daily)
1 or less	1.10%
More than 1 but not more than 2	1.20%
More than 2 but not more than 3	1.30%
More than 3 but not more than 4	1.40%
More than 4 but not more than 5	1.50%
More than 5 but not more than 6	1.60%
More than 6 but not more than 7	1.60%
More than 7 but not more than 8	1.70%
More than 8 but not more than 9	1.80%
More than 9 but not more than 10	1.90%
More than 10 but not more than 11	1.90%
More than 11 but not more than 12	2.00%
More than 12 but not more than 13	2.105
More than 13 but not more than 14	2.10%
More than 14 but not more than 15	2.20%
More than 15 but not more than 16	2.30%
More than 16 but not more than 17	2.30%
More than 17 but not more than 18	2.40%
More than 18 but not more than 19	2.40%
More than 19 but not more than 20	2.50%
More than 20 but not more than 21	2.50%
More than 21 but not more than 22	2.50%
More than 22 but not more than 23	2.50%
More than 23 but not more than 24	2.50%
More than 24 but not more than 25	2.50%
More than 25 but not more than 26	2.50%
More than 26 but not more than 27	2.50%
More than 27 but not more than 28	2.50%
More than 28 but not more than 29	2.50%
More than 29	2.50%

Table B

Moody’s Second Trigger Factor
Remaining Weighted Average Life of Hedge in Years	Additional Collateral Amount Percentage (Daily)
1 or less	6.10%
More than 1 but not more than 2	6.30%
More than 2 but not more than 3	6.40%
More than 3 but not more than 4	6.60%
More than 4 but not more than 5	6.70%
More than 5 but not more than 6	6.80%
More than 6 but not more than 7	7.00%
More than 7 but not more than 8	7.10%
More than 8 but not more than 9	7.20%
More than 9 but not more than 10	7.30%
More than 10 but not more than 11	7.40%
More than 11 but not more than 12	7.50%
More than 12 but not more than 13	7.60%
More than 13 but not more than 14	7.70%
More than 14 but not more than 15	7.80%
More than 15 but not more than 16	7.90%
More than 16 but not more than 17	8.00%
More than 17 but not more than 18	8.10%
More than 18 but not more than 19	8.20%
More than 19 but not more than 20	8.20%
More than 20 but not more than 21	8.30%
More than 21 but not more than 22	8.40%
More than 22 but not more than 23	8.50%
More than 23 but not more than 24	8.60%
More than 24 but not more than 25	8.60%
More than 25 but not more than 26	8.70%
More than 26 but not more than 27	8.80%
More than 27 but not more than 28	8.80%
More than 28 but not more than 29	8.90%
More than 29	9.00%

EXECUTION VERSION

CREDIT SUISSE INTERNATIONAL

One Cabot Square

London E14 4QJ

Fax: 44-20-7888-2686/Phone: 44-20-7888-8888

CONFIRMATION

March 28, 2008

SLC Student Loan Trust 2008-1

c/o Wilmington Trust Company

1100 North Market Street
Wilmington, Delaware 19890-0001

Attention:  Dorri Wolhar

Subject:

Currency Swap Transaction

Reference:  51014966

____________________________________________________________________________

Dear Sir/Madam

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the above referenced currency swap transaction entered into on the Trade Date specified below (the “Transaction”) between Credit Suisse International (“Counterparty”), and SLC Student Loan Trust 2008-1 (the “Trust”).  This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

1.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2006 ISDA Definitions.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of March 28, 2008, as may be amended and supplemented from time to time (the “Agreement”), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The Trust and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Type:	Cross-Currency Rate Swap Transaction.
Trade Date:	March 20, 2008.
Effective Date:	March 28, 2008.
Termination Date:

The date which is the earliest of (i) the date on which the Class A-4B Notes are repaid in full, (ii) the date on which the Trust Student Loans have been liquidated and all of the proceeds thereof distributed in accordance with Section 5.4 of the Indenture, and (iii) December 15, 2032, in each case, subject to adjustment in accordance with the Following Business Day Convention.

Currency Swap Transaction Exchange Rate:	EUR 1.00 to USD 1.547.

Party A Floating Amounts – Counterparty
Party A Floating Rate Payer:	Counterparty.
Party A Initial Currency Amount:	EUR 150,000,000.
Party A Currency Amount:

In respect of each Calculation Period, an amount in EUR equal to the Party A Initial Currency Amount minus the aggregate of each Counterparty Interim Exchange Amount paid on or prior to the first day of such Calculation Period.

Party A Floating Rate Payer Period End Dates:

The 15th day of each March, June, September and December from and including June 16, 2008 to and including the Termination Date, in each case subject to adjustment in accordance with the Following Business Day Convention.

Party A Floating Rate Payer Payment Dates:	Early Payment applies – two (2) Business Days prior to each Party A Floating Rate Payer Period End Date.
Party A Floating Amount:	In respect of each Calculation Period, an amount equal to the product of (a) the Payment Ratio and (b) the Party A Due Amount.
Party A Due Amount:

In respect of a Calculation Period, the sum of:

(a)

the product of:

(i)

the Party A Currency Amount;

(ii)

the Party A Day Count Fraction; and

(iii)

the sum of the Party A Floating Rate and the Party A Spread;

(b)

the Party A Unpaid Amount in respect of the immediately preceding Calculation Period; and

(c)

the product of:

(iv)

the Party A Unpaid Amount in respect of the immediately preceding Calculation Period;

(v)

the Party A Day Count Fraction; and

(vi)

the sum of the Party A Floating Rate and the Party A Spread.

Payment Ratio:

In respect of a Calculation Period, a fraction, the numerator of which is the Party B Floating Amount payable by Party B in respect of such Calculation Period and the denominator of which is the Party B Due Amount in respect of such Calculation Period.

Party A Unpaid Amount:

In respect of a Calculation Period, the greater of (a) the Party A Due Amount in respect of such Calculation Period less the Party A Floating Amount in respect of such Calculation Period; and (b) zero.

Party A Floating Rate:

EUR-EURIBOR except for the initial Calculation Period; provided, however that the Floating Rate shall be the rate that appears on Reuters EURIBOR01 Page as of 11:00 a.m. Brussels time, on the latest day that is both at least (i) two Target Settlement Days and (ii) two New York Business Days preceding each Reset Date.

For the initial Calculation Period, the Floating Rate will be determined by the following formula:

x + [19/33 * (y – x)]

where:

x = Two-Month EUR-EURIBOR, and

y = Three-Month EUR-EURIBOR.

Designated Maturity:	3 months
Party A Spread:	1.55 per cent per annum.
Party A Day Count Fraction:	Actual/360
Reset Dates:	First day of each Calculation Period.
Compounding:	Inapplicable.

Party B Floating Amounts – The Trust
Party B Floating Rate Payer:	The Trust.
Party B Initial Currency Amount:	USD 232,050,000.
Party B Currency Amount:

In respect of each Calculation Period, an amount in USD equal to the Party B Initial Currency Amount minus the aggregate of each Trust Interim Exchange Amount paid on or prior to the first day of such Calculation Period.

Party B Floating Rate Payer Period End Dates:

The 15th day of each March, June, September and December from and including June 16, 2008 to and including the Termination Date, in each case subject to adjustment in accordance with the Following Business Day Convention.

Party B Floating Rate Payer Payment Dates:	Early Payment applies – two (2) Business Days prior to each Party B Floating Rate Payer Period End Date.
Party B Floating Amount:

In respect of a Calculation Period, an amount equal to the lesser of (a) the Party B Due Amount and (b) the amount available to Party B to make payments to Party A in respect of the Relevant Notes and such Calculation Period in accordance with the priority of payments set out in the Indenture.

Party B Due Amount:

In respect of a Calculation Period, the sum of:

(a)

the product of:

(i)

the Party B Currency Amount;

(ii)

the Party B Day Count Fraction; and

(iii)

the sum of the Party B Floating Rate and the Party B Spread;

(b)

the Party B Unpaid Amount in respect of the immediately preceding Calculation Period; and

(c)

the product of:

(i)

the Party B Unpaid Amount in respect of the immediately preceding Calculation Period;

(ii)

the Party B Day Count Fraction; and

(iii)

the sum of the Party B Floating Rate and the Party B Spread.

Party B Unpaid Amount:

In respect of a Calculation Period, the greater of (a) the Party B Due Amount in respect of such Calculation Period less the Party B Floating Amount in respect of such Calculation Period; and (b) zero.

Party B Floating Rate:

USD-LIBOR-BBA except for the initial Calculation Period and provided further, that (i) the term “London Banking Days” shall mean a Business Day in New York City and London and (ii) if USD-LIBOR Reference Banks is used as a fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

For the initial Calculation Period, the Floating Rate will be determined by the following formula:

x + [19/33 * (y – x)]

where:

x = Two-Month USD-LIBOR-BBA, and

y = Three-Month USD-LIBOR-BBA

Designated Maturity:	3 months.
Party B Spread:	1.6275 per cent per annum.
Party B Day Count Fraction:	Actual/360
Reset Dates:	First day of each Calculation Period.
Compounding:	Inapplicable.

Initial Exchanges:
Initial Exchange Date:	Effective Date.
Counterparty Initial Exchange Amount:	USD 232,050,000.
Trust Initial Exchange Amount:	EUR 150,000,000.

Interim Exchanges:
Interim Exchange Date:

Early Payment applies – two (2) Business Days prior to each Floating Rate Period End Date (falling on or before the Final Exchange Date) upon which the Trust is obliged to make a payment of principal to the Noteholders of the Class A-4B Notes.

Trust Interim Exchange Amount:

In respect of any Interim Exchange Date, the USD amount allocated as due to the Class A-4B Noteholders in respect of that Interim Exchange Date and available for payment to the Class A-4B Noteholders pursuant to the Indenture and the Administration Agreement with respect to payments of principal on the Class A-4B Notes.

Counterparty Interim Exchange Amount:	A EUR amount equal to Trust Interim Exchange Amount converted to EUR using the Currency Swap Transaction Exchange Rate.
Final Exchanges:
Final Exchange Date:	Early Payment applies – two (2) Business Days prior to the Termination Date.
Counterparty Final Exchange Amount:	A EUR amount equal to the Trust Final Exchange Amount converted to EUR using the Currency Swap Transaction Exchange Rate.
Trust Final Exchange Amount:

The USD amount of principal due to the Class A-4B Noteholders on the Final Exchange Date and available for payment to the Class A-4B Noteholders pursuant to the Indenture and the Administration Agreement with respect to payments of principal on the Class A-4B Notes.

Business Days for Payments:	New York, London and TARGET Settlement Day.

Other Provisions:

Notifications:	The Trust shall cause the delivery of such information, report, notice or certificate to the Calculation Agent at least one (1) Business Day prior to any Payment Date.
Interest and Principal Payments:

The Calculation Agent shall notify the other party hereto and the Administrator of the amount of interest and/or any Interim Exchange Payments to be made under the Agreement on each Floating Rate Payer Payment Date and/or each Interim Exchange Date (or Final Exchange Date, as the case may be) promptly following receipt by the Calculation Agent from the Administrator of the information required to determine such amounts.

3.   Account Details:

Payments to Counterparty:

For EUR:

Receiving Bank:

Citibank, N.A., London Branch

SWIFT:

CITIGB2L

Account Name:

Credit Suisse International

IBAN:

GB40CITI18500810403229

Account No.:

10403229

Ref:

SLC 2008-1 Closing

For USD:

The Bank of New York

Fed Wire ABA: 021 000 018

CHIPS ABA: 001

Account Number: 890-0360-968

The Bank of New York

Payments to the Trust:

For USD:

Receiving Bank:

Citibank, N.A.

ABA:

021 000 089

Account Name:

SF Incoming Wire Account

Account No.:

3617-2242

Ref:

107355 – SLC 2008-1 Collection

For payment inquiries:

SLC Student Loan Trust 2008-1

Treasurer

SLC Receivables I, Inc.

750 Washington Blvd

Stamford, CT 06901

Attention:  Treasurer

Facsimile No.: 203-975-6299

Telephone No.:  203-975-5061

Electronic Messaging System Details:  None

4.  Offices:

(a) The Office of Counterparty for this Transaction is London, England.

(b) The Office of the Trust for this Transaction is Wilmington, Delaware.

For the purpose of facilitating this Transaction, an Affiliate of Credit Suisse International, which is organized in the United States of America (the “Agent”), has acted as agent for Credit Suisse International.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

The time of dealing will be confirmed by Counterparty upon written request.  Counterparty is regulated by the Financial Services Authority.  Counterparty is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

For and on behalf of

By:

CREDIT SUISSE INTERNATIONAL

By:

/s/ Vittorio Scialoja

Name:

Vittorio Scialoja

   Title: Authorized Signatory

                                                                       By: /s/ Erica L. Hryniuk

                                                                       Name:

Erica L. Hryniuk

                                                                       Title: Authorized Signatory

Confirmed as of the date first written above:

SLC STUDENT LOAN TRUST 2008-1

By:

Wilmington Trust Company,

not in its individual capacity but solely in its capacity as Owner Trustee under the Trust Agreement

By: /s/ Erik E. Overcash

Name: Erik E. Overcash

Title: Financial Services Officer